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Exhibit 15.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-183277) of Manchester United plc of our report dated 28 September 2018 relating to the financial statements and the effectiveness of internal control over financial reporting, which appears in this Form 20-F.

/s/ PricewaterhouseCoopers LLP

Manchester, United Kingdom
28 September 2018

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  Exhibit 15.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM